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                                                                EXHIBIT 10(e)



                              Bennett S. LeBow
                           100 S.E. Second Street
                            Miami, Florida 33131

                              October 17, 1995

High River Limited Partnership
100 South Bedford Road
Mount Kisco, New York 10549
Attn:  Carl C. Icahn

Dear Carl:

        By executing this letter in the space provided below, New Valley Corporation, a New York corporation ("New Valley"), ALKI Corp., a Delaware corporation and a direct wholly owned subsidiary of New Valley ("NV Sub") and High River Limited Partnership, a Delaware limited partnership ("High River"), each hereby agree as follows:

        1. Notwithstanding the terms of Sections 1(c)(ii)-(iv) of the Agreement by and among New Valley, NV Sub and High River, dated October 17, 1995 (the "New Valley Agreement"), New Valley and NV Sub ("New Valley Group") and High River and its affiliates ("High River Group") will calculate the aggregate number and the average price of all shares of common stock, par value $.01 per share, of RJR Nabisco Holding Corp. ("Shares") owned by New Valley Group and High River Group, respectively, on a periodic basis, with emphasis on doing so when the parties own a similar number of Shares, and make payments to one another in immediately available funds, so that after giving effect to such payments, the New Valley Group and the High River Group will have invested the same amount in Shares (exclusive of brokerage fees and commissions incurred in such acquisitions).

        2. Strict compliance with Section 1(c)(ii)-(iv) of the New Valley Agreement is not required, notwithstanding the terms thereof.

        3. Nothing herein contained shall be construed to otherwise abrogate the rights and obligations of the parties to this letter agreement with respect to all other provisions of the New Valley Agreement.

                If the foregoing reflects your understanding, please sign this letter below. Upon your execution hereof, this letter agreement will become a binding contract between us.

                                                Very truly yours,



                                                Bennett S. LeBow

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Accepted and Agreed to:

HIGH RIVER LIMITED PARTNERSHIP

By:  RIVERDALE INVESTORS CORP., INC.
     General Partner



By:__________________________________
   Edward E. Mattner
   President

[Signature page for letter agreement by and among New Valley Corporation, ALKI Corp.
and High River Limited Partnership]